News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS DECEMBER 2009
OPERATIONAL PERFORMANCE

HOUSTON, Jan. 4, 2010 – Continental Airlines (NYSE: CAL) today reported a December consolidated (mainline plus regional) load factor of 83.0 percent, 3.1 points above the December 2008 consolidated load factor, and a mainline load factor of 83.5 percent, 3.1 points above the December 2008 mainline load factor.  The carrier reported a domestic mainline December load factor of 85.1 percent, 1.1 points above the December 2008 domestic mainline load factor, and an international mainline load factor of 81.9 percent, 5.2 points above December 2008.  All four December load factors were records for the month.

During December, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 70.7 percent and a mainline segment completion factor of 98.9 percent.

In December 2009, Continental flew 7.5 billion consolidated revenue passenger miles (RPMs) and 9.1 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic increase of 6.0 percent and a capacity increase of 2.1 percent as compared to December 2008. In December 2009, Continental flew 6.7 billion mainline RPMs and 8.1 billion mainline ASMs, resulting in a mainline traffic increase of 6.3 percent and a mainline capacity increase of 2.3 percent as compared to December 2008. Domestic mainline traffic was 3.5 billion RPMs in December 2009, up 3.5 percent from December 2008, and domestic mainline capacity was 4.1 billion ASMs, up 2.2 percent from December 2008.

For December 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 3.5 and 4.5 percent compared to December 2008, while mainline RASM is estimated to have decreased between 4.5 and 5.5 percent. For November 2009, consolidated passenger RASM decreased 8.5 percent compared to November 2008, while mainline passenger RASM decreased 9.8 percent compared to November 2008.

Continental ended the fourth quarter 2009 with an unrestricted cash, cash equivalents and short-term investments balance of approximately $2.85 billion.

Continental’s regional operations had a record December load factor of 78.5 percent, 2.4 points above the December 2008 regional load factor. Regional RPMs were 801.6 million and regional ASMs were 1,021.6 million in December 2009, resulting in a traffic increase of 3.2 percent and a capacity increase of 0.1 percent versus December 2008.

Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,400 daily departures throughout the Americas, Europe and Asia, serving 130 domestic and 132 international destinations.   Continental is a member of Star Alliance, which overall offers 19,700 daily flights to 1,077 airports in 175 countries through its 26 member airlines. With more than 41,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 63 million passengers per year.

Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
DECEMBER	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,465,116	3,349,536	3.5	Percent

International	3,271,551	2,985,120	9.6	Percent
Transatlantic	1,543,515	1,458,900	5.8	Percent
Latin America	1,058,463	980,140	8.0	Percent
Pacific	669,573	546,080	22.6	Percent

Mainline	6,736,667	6,334,656	6.3	Percent
Regional	801,609	776,457	3.2	Percent
Consolidated	7,538,276	7,111,113	6.0	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,072,820	3,986,616	2.2	Percent

International	3,992,193	3,894,269	2.5	Percent
Transatlantic	1,830,421	1,931,521	-5.2	Percent
Latin America	1,306,558	1,227,987	6.4	Percent
Pacific	855,214	734,761	16.4	Percent

Mainline	8,065,013	7,880,885	2.3	Percent
Regional	1,021,576	1,020,439	0.1	Percent
Consolidated	9,086,589	8,901,324	2.1	Percent
PASSENGER LOAD FACTOR
Domestic	85.1 Percent	84.0 Percent	1.1	Points

International	81.9 Percent	76.7 Percent	5.2	Points
Transatlantic	84.3 Percent	75.5 Percent	8.8	Points
Latin America	81.0 Percent	79.8 Percent	1.2	Points
Pacific	78.3 Percent	74.3 Percent	4.0	Points

Mainline	83.5 Percent	80.4 Percent	3.1	Points
Regional	78.5 Percent	76.1 Percent	2.4	Points
Consolidated	83.0 Percent	79.9 Percent	3.1	Points
ONBOARD PASSENGERS
Mainline	3,832,101	3,787,693	1.2	Percent
Regional	1,460,884	1,412,373	3.4	Percent
Consolidated	5,292,985	5,200,066	1.8	Percent
CARGO REVENUE TON MILES (000)
Total	96,925	71,635	35.3	Percent

PRELIMINARY TRAFFIC RESULTS
FULL YEAR	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	40,598,266	42,853,991	-5.3	Percent

International	39,225,614	39,952,762	-1.8	Percent
Transatlantic	20,026,140	21,273,224	-5.9	Percent
Latin America	11,645,641	11,632,551	0.1	Percent
Pacific	7,553,833	7,046,987	7.2	Percent

Mainline	79,823,880	82,806,753	-3.6	Percent
Regional	9,311,624	9,880,393	-5.8	Percent
Consolidated	89,135,504	92,687,146	-3.8	Percent
AVAILABLE SEAT MILES (000)
Domestic	47,871,437	51,434,315	-6.9	Percent

International	49,535,086	51,092,516	-3.0	Percent
Transatlantic	25,136,879	27,606,158	-8.9	Percent
Latin America	14,343,126	14,219,042	0.9	Percent
Pacific	10,055,081	9,267,316	8.5	Percent

Mainline	97,406,523	102,526,831	-5.0	Percent
Regional	12,146,549	12,983,907	-6.4	Percent
Consolidated	109,553,072	115,510,738	-5.2	Percent
PASSENGER LOAD FACTOR
Domestic	84.8 Percent	83.3 Percent	1.5	Points

International	79.2 Percent	78.2 Percent	1.0	Point
Transatlantic	79.7 Percent	77.1 Percent	2.6	Points
Latin America	81.2 Percent	81.8 Percent	-0.6	Points
Pacific	75.1 Percent	76.0 Percent	-0.9	Points

Mainline	81.9 Percent	80.8 Percent	1.1	Points
Regional	76.7 Percent	76.1 Percent	0.6	Points
Consolidated	81.4 Percent	80.2 Percent	1.2	Points
ONBOARD PASSENGERS
Mainline	45,572,883	48,682,358	-6.4	Percent
Regional	17,236,501	18,010,050	-4.3	Percent
Consolidated	62,809,384	66,692,408	-5.8	Percent
CARGO REVENUE TON MILES (000)
Total	949,196	1,005,894	-5.6	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
DECEMBER	2009	2008	Change
On-Time Performance 1	70.7%	63.3%	7.4	Points
Completion Factor 2	98.9%	98.5%	0.4	Points
November 2009 year-over-year consolidated RASM change			(8.5)	Percent
November 2009 year-over-year mainline RASM change			(9.8)	Percent
December 2009 estimated year-over-year consolidated RASM change			(3.5) - (4.5)	Percent
December 2009 estimated year-over-year mainline RASM change			(4.5) - (5.5)	Percent
December 2009 estimated average price per gallon of fuel, including fuel taxes			2.07	Dollars
Fourth Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			2.00	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage
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